Oppenheimer Intermediate Income Fund

Supplement dated January 14, 2019 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the above referenced fund (the “Fund”), supersedes the supplement dated November 2, 2018, and is in addition to any other supplement(s). You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire OppenheimerFunds, Inc. (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Board of Trustees of each trust (each, a “Trust”) governing the Trust’s respective Fund(s) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of each Fund to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the respective Fund as of the close of business on the closing date, and with respect to those Funds that are exchange-traded funds (an “ETF”), shares of corresponding Acquired Fund (and cash with respect to any fractional shares) of equal value to the value of the respective Fund as of the close of business on the closing date. Although each Acquiring Fund will be managed by either Invesco Advisers, Inc. (for those Acquiring Funds that are not ETFs) or Invesco Capital Management, LLC (for those Acquiring Funds that are ETFs), each Acquiring Fund will, as of the closing date, have the same investment objective (or in the case of the Acquiring Funds that are ETFs a substantially similar investment objective) and substantially similar principal investment strategies and risks as the corresponding Fund. After each Reorganization, Invesco Advisers, Inc. will be the investment adviser to each Acquiring Fund that is a mutual fund, and Invesco Capital Management, LLC will be the investment adviser to each Acquiring Fund that is an ETF, and each Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Each Reorganization is subject to the approval of shareholders of each Fund. Shareholders of record of each Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Trusts’ Boards of Trustees considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, each Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

Upon shareholder approval of each Reorganization, it is anticipated that each applicable Fund that is a mutual fund will close to new investors as soon as practicable following shareholder approval through the consummation of the Reorganization in order to facilitate a smooth transition of the Fund’s shareholders to the corresponding Acquiring Fund. For an investor in a non-ETF Fund who is invested in such a Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments in their existing accounts and may open new accounts in their name. It is anticipated that each Fund that is an ETF will continue to trade on its listing exchange until its date of Reorganization, after which the shares of the respective Acquiring Fund will trade on the same exchange under the same ticker symbol.

January 14, 2019	PS1225.006.0119

Oppenheimer
Intermediate Income Fund*
NYSE Ticker Symbols
Class A	OFIAX
Class C	OFICX
Class R	OFINX
Class Y	OFIYX
Class I	OFIIX
Summary Prospectus        January 14, 2019
*Prior to January 14, 2019, the Fund was named “Oppenheimer Corporate Bond Fund.”

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/IntermediateIncomeFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.
The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated January 14, 2019, and through page 59 of its most recent Annual Report, dated July 31, 2018, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/IntermediateIncomeFund. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts and sales charge waivers is available from your financial professional and in the section “About Your Account” beginning on page 25 of the prospectus, in the appendix to the prospectus titled “Special Sales Charge Arrangements and Waivers” and in the section “How to Buy Shares” beginning on page 57 in the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None	None	None
...
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None	None
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y	Class I
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
...
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
...
Other Expenses	0.26%	0.25%	0.25%	0.25%	0.11%
...
Total Annual Fund Operating Expenses	0.91%	1.65%	1.15%	0.65%	0.51%
...
Fee Waiver and/or Expense Reimbursement[2]	(0.16)%	0.00%	0.00%	(0.20)%	(0.10)%
...
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.65%	1.15%	0.45%	0.41%
1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.75% for Class A shares, 0.45% for Class Y shares, and 0.41% for Class I shares as calculated on the daily net assets of the Fund. This fee waiver and/or
Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.

expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:
	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$548	$737	$942	$1,532	$548	$737	$942	$1,532
...
Class C	$269	$525	$904	$1,970	$169	$525	$904	$1,970
...
Class R	$118	$367	$637	$1,405	$118	$367	$637	$1,405
...
Class Y	$46	$188	$343	$794	$46	$188	$343	$794
...
Class I	$42	$154	$276	$632	$42	$154	$276	$632
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in debt securities. The kinds of debt securities in which the Fund can invest in include domestic and foreign corporate and government debt obligations, mortgage-related securities and asset-backed securities.
The Fund’s investments in U.S. Government securities may include securities issued or guaranteed by the U.S. Government or its agencies or federally-chartered entities referred to as “instrumentalities.” The Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developing and emerging markets.
The Fund can invest up to 35% of its total assets in senior loans, municipal securities, preferred securities, event-linked bonds (including “catastrophe” bonds), developing and emerging markets debt securities, and below investment-grade debt securities (commonly referred to as “junk bonds”). “Investment-grade” debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody’s or Standard & Poor’s. The Fund may also invest in unrated securities, in which case the Fund’s sub-adviser, OppenheimerFunds, Inc. (the “Sub-Adviser”), may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.
The Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security’s price to interest rate changes. To try to decrease volatility, the Fund seeks to maintain a weighted average effective portfolio duration of three to eight years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.
The Fund may also use derivatives to seek increased returns or to try to manage investment risks. Futures, swaps and “structured” notes are examples of some of the types of derivatives the Fund can use.
The portfolio managers seek to build a diversified portfolio of asset-backed, mortgage-related, corporate and government securities. In selecting investments for the Fund, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on the macro economic environment, business cycle analysis and relative values between the aforementioned sectors. The Fund mainly seeks income earnings on the Fund’s investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.
The Fund may sell securities that the portfolio managers believe no longer meet the above criteria.
Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may fall due to adverse changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and therefore, those debt securities may be worth less than the amount the Fund paid for them or valued them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause prepayments on a debt security to occur at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders (including requests from shareholders who may own a significant percentage of the Fund’s shares), which may be triggered by general market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions, if applicable. As of the date of this prospectus, interest rates in the U.S. are near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.
Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Because the Fund can invest up to 35% of its net assets in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 35% of its net assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.
Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.
Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries’ currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.
Eurozone Investment Risks. Certain of the regions in which the Fund may invest, including the European Union (EU), currently experience significant financial difficulties. Following the global economic crisis that began in 2008, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets. Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom.
Risks of Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment and extension risks. Mortgage-backed securities are also subject to interest rate risk, and the market for mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. The liquidity of mortgage-backed securities may change over time. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. In addition, a substantial portion of the Fund’s assets may be subject to “forward roll”

transactions (also referred to as “mortgage dollar rolls”) at any given time, which subject the Fund to the risk that market value of the mortgage-related securities involved might decline, and that the counterparty might default in its obligations.
Asset-Backed Securities Risk. The Fund can buy asset-backed securities, which are fractional interests in pools of loans and are collateralized by the loans, other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the purchasers. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, and to interest rate and prepayment risks.
Risks of Event-Linked Securities. Event-linked securities (including “catastrophe” bonds and other insurance-linked securities) are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other catastrophe or series of catastrophe events that leads to physical or economic loss(es). If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest. Event-linked securities may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences.
Risks of Senior Loans and Other Loans. The Fund may invest in loans, and in particular, in floating rate loans (sometimes referred to as “adjustable rate loans”) that hold (or in the judgment of the investment adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. These investments are referred to as “Senior Loans.” Loans may be collateralized or uncollateralized. They typically pay interest at rates that are reset periodically based on a reference benchmark that reflects current interest rates, plus a margin or premium. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a loan, the Fund will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.
Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lenders’ security interest or their enforcement of their security under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. The Fund’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. As a result, a collateralized loan may not be fully collateralized and can decline significantly in value.
Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.
Due to restrictions on transfers in loan agreements and the nature of the private syndication of loans including, for example, the lack of publicly-available information, some loans are not as easily purchased or sold as publicly-traded securities. Some loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when it wants to. The market price of investments in floating rate loans are expected to be less affected by changes in interest rates than fixed-rate investments because floating rate loans pay a floating rate of interest that will fluctuate as market interests rates do and therefore should more closely track market movements in interest rates.
Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences.
To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders. If the Fund undertakes such measures, the Fund’s ability to pay redemption proceeds in a timely manner may be adversely affected, as well as the Fund’s performance.
If the Fund invests in a loan via a participation, the Fund will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and, in certain circumstances, such entity’s credit risk), in addition to the exposure the Fund has to the creditworthiness of the borrower.
In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.
Risks of Investing in Municipal Securities. Municipal securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk and prepayment risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.
Preferred Security Risk. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and, as such, have a lower priority claim on assets or earnings than more senior debt instruments. As a result, preferred securities are subject to greater credit and liquidity risk than those instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, changing tax treatments and possibly being issued by companies in heavily regulated industries.
Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted under financial reform legislation, certain over-the-counter derivatives are required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.
Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return from a fund that invests mainly in corporate and government debt obligations, mortgage-related securities, asset-backed securities, and other debt obligations. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in debt securities and the price changes in those securities that can occur when interest rates change. The Fund is intended to be a long-term investment, not a short-term trading vehicle. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance (for Class A Shares) from calendar year to calendar year and by showing how the Fund’s average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Sales charges and taxes are not reflected in the bar chart and if those charges were included, returns would be less than those shown. Prior to January 14, 2019, the Fund was operated as an investment grade corporate bond fund. Since January 14, 2019, the Fund has operated as an intermediate-term bond fund. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website: https://www.oppenheimerfunds.com/fund/IntermediateIncomeFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 4.89% (3rd Qtr 12) and the lowest return for a calendar quarter was -3.16% (2nd Qtr 15). For the period from January 1, 2018 to December 31, 2018 the return before sales charges and taxes was -4.16%.

The following table shows the average annual total returns for each class of the Fund’s shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 08/02/10)
Return Before Taxes	(8.72)%	1.35%	3.43%
Return After Taxes on Distributions	(9.84)%	0.07%	1.94%
Return After Taxes on Distributions and Sale of Fund Shares	(5.15)%	0.46%	2.04%
...
Class C Shares (inception 08/02/10)	(5.73)%	1.59%	3.22%
...
Class R Shares (inception 08/02/10)	(4.31)%	2.10%	3.75%
...
Class Y Shares (inception 08/02/10)	(3.85)%	2.63%	4.26%
...
Class I Shares (inception 11/28/12)	(3.79)%	2.80%	2.59%
...
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	2.69%[1]
(reflects no deduction for fees, expenses, or taxes)			1.70%[2]
1.	From 8/02/10
2.	From 11/28/12

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.
Portfolio Managers. Peter Strzalkowski, CFA, has been Vice President and lead portfolio manager of the Fund since January 2019 and Darrin Clough, CFA, and Jill Reiter, CFA, have been Vice Presidents and portfolio managers of the Fund since January 2019.
Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $1 million per account. The Class I share minimum initial investment is waived for retirement plan and health savings account service provider platforms (jointly, “service provider platforms”).
Shares may be purchased and redeemed on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail at the address on the back cover, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.
Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.
Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer Intermediate Income Fund
You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/IntermediateIncomeFund. You can also request additional information about the Fund or your account:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
...
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 6803 S. Tucson Way Centennial, CO 80112-3924
...
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com
PR1225.001.0119